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                                                                   EXHIBIT 10.19

SILICON VALLEY BANK

AMENDMENT TO PURCHASE AGREEMENT

SELLER: HARMONIC INC.
ADDRESS: 549 BALTIC WAY
         SUNNYVALE, CA 94089

DATE:    MARCH 28, 2003

         THIS AMENDMENT TO PURCHASE AGREEMENT is entered into between Silicon Valley Bank ("Buyer") and the company named above ("Seller").

         The Parties agree to amend the Restated Non-Recourse Receivables Purchase Agreement between them, dated September 25, 2001 (as amended, the "Purchase Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Purchase Agreement.)

         1. EXTENSION. The portion of Section 2.1 of the Purchase Agreement which presently reads "(ii) buy any Purchased Receivable after April 1, 2003 (the 'Maturity Date')." is amended to read as follows:

         "(ii) buy any Purchased Receivable after March 27, 2004 (the 'Maturity Date')."

         2. SCHEDULE. The Schedule to the Purchase Agreement is replaced by the Schedule attached hereto.

         3. COLLECTION BY BUYER. Section 3.2 of the Purchase Agreement is hereby amended in its entirety to read as follows:

                  "3.2  COLLECTION BY BUYER.

                            (a) Seller shall, at any time and from time to time, on Buyer's request, give written notice to each Account Debtor that the Purchased Receivables have been sold, transferred and assigned to Buyer, and directing that all payments on the Purchased Receivable be made to the Buyer or as the Buyer shall direct. Said written notice shall be on Buyer's standard form.

                            (b) At any time and from time to time, at Buyer's option (but without obligation), Buyer shall have the right to handle exclusively, and make all decisions with respect to, the collection of the Purchased Receivables, provided that, on request of Buyer, Seller shall take such

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             SILICON VALLEY BANK                 AMENDMENT TO PURCHASE AGREEMENT

                  actions as Buyer shall form time to time request, in order to collect or assist in the collection of the Purchased Receivables on behalf of Buyer. Until Buyer exercises its right to handle exclusively the collection of the Purchased Receivables, Seller shall collect the Purchased Receivables on behalf of Buyer and will use diligence and commercially reasonable means to collect Purchased Receivables on behalf of Buyer. Buyer shall have no obligation to commence or prosecute any litigation to collect any Purchased Receivable and all actions and decisions as to the method and manner of collection of Purchased Receivables shall be a matter of Buyer's own discretion and business judgment.

                            (c) If Seller is collecting the Purchased Receivables under clause (b) above, Seller will remit all payments and collections on Purchased Receivables to Buyer on the last business day of each week (`Settlement Date') starting the week after the Purchase Date, and, on each Settlement Date Seller shall deliver to Buyer a written report, in form acceptable to Buyer, of account activity (including dates and amounts of payments) and changes with respect to each Purchased Receivable.

                            (d)     If Buyer is collecting the Purchased
                  Receivables under clause (b) above, and for any reason any payment on a Purchased Receivable, or any other proceeds of a Purchased Receivable, shall come into Seller's possession or control, Seller shall hold the same in trust for Buyer and shall deliver the same to Buyer, in the same form as received, with any necessary endorsements within one business day after receipt of the same.

                            (e) Seller shall deliver to Buyer any instrument or chattel paper evidencing a Purchased Receivable.

                            (f) Buyer shall have the right, at any time and from time to time, to verify with the Account Debtors all Purchased Receivables and all receivables offered to Buyer for purchase, in Buyer's own name or in the name of the Seller, or a nominee name, orally, in writing, by email, by other written confirmation or any other means selected by Buyer in its discretion.

                            (g) Seller, at Buyer's request, shall commence and prosecute legal proceedings for the collection of Purchased Receivables in its name (as Buyer's assignee for collection or enforcement) or, at Buyer's option, in Buyer's name. Seller will not make Buyer a party to any litigation or arbitration without Buyer's prior written consent."

         4. REPRESENTATIONS TRUE. Seller represents and warrants to Buyer that all representations and warranties set forth in the Purchase Agreement, as amended hereby, are true and correct.

         5. GENERAL PROVISIONS. This Amendment, the Purchase Agreement, any prior written amendments to the Purchase Agreement signed by Buyer and Seller, and the other written documents and agreements between Buyer and Seller set forth in full all of the

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             SILICON VALLEY BANK                 AMENDMENT TO PURCHASE AGREEMENT

representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, oral representations, oral agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Purchase Agreement, and all other documents and agreements between Buyer and Seller relating thereto shall continue in full force and effect and the same are hereby ratified and confirmed.

SELLER:                                                    BUYER:

HARMONIC INC.                                              SILICON VALLEY BANK

BY /s/ Robin N. Dickson                                    BY /s/ Brad Leahy
  ----------------------------------                         -------------------
     PRESIDENT OR VICE PRESIDENT                           TITLE Vice President

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SCHEDULE DATED __________________
TO
NON-RECOURSE RECEIVABLES PURCHASE AGREEMENT
DATED AS OF SEPTEMBER 25, 2001

SELLER:                    Harmonic Inc.

BUYER:                     Silicon Valley Bank

PURCHASE DATE:    ______________________________________

DUE DATE:         _____ days from Purchase Date

TOTAL PURCHASED
RECEIVABLES:      $______________________(List of Receivables total)

DISCOUNT RATE:                      (a)     _________% (Buyer's most recently
                                    announced Prime Rate plus 1.50% per annum
                                    (for domestic and Canadian receivables with a discount period of 90 days or less)); and

                                    (b) _________% (Buyer's most recently
                                    announced Prime Rate plus 2.00% per
                                    annum(for foreign receivables with a
                                    discount period of 90 days or less)).

PRIME RATE:                 Prime Rate is Buyer's most recently announced "prime
                            rate," even if it is not Buyer's lowest rate.

PURCHASE PRICE:             $________________  (is _________% of the Total
                            Purchased Receivables which is the straight discount of the Total Purchased Receivables discounted from the Due Date to the Purchase Date at the Discount
                            Rate).

ADMINISTRATIVE FEE:         .25%

Seller warrants and represents that (a) its warranties and representations in the Agreement are true and correct as of the date of this Schedule and (b) no Event of Default has occurred under the Agreement.

SELLER:                                             BUYER:

HARMONIC, INC.                                      SILICON VALLEY BANK

By_________________________________                 By__________________________
Name_______________________________                 Name________________________
Title________________________________               Title_______________________

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